SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 October 2, 2000
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



  Delaware                      0-28538                   13-5630895
 -------------------------------------------------------------------------------
     (State or other           (Commission                (IRS Employer
      jurisdiction of           File Number)               Identification
      incorporation)                                       Number)



                   1999 Broadway, Suite 4300, Denver, CO 80202
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

         On October 2, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding a collective bargaining agreement between the Registrant and its hourly workers at its Henderson, Nevada plant.


Item 7:    Other Events

         (c)   Exhibits

 Item No.          Exhibit List
 --------------    -------------------------------------------------------------

99.1               Press Release dated October 2, 2000 issued by Registrant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TITANIUM METALS CORPORATION
                                         (Registrant)




                                        By: /s/ Joan H. Prusse
                                           ------------------------------
                                            Joan H. Prusse
                                            Vice President, Deputy General
                                               Counsel & Secretary


Date: September 28, 2000

                                                                   EXHIBIT 99.1

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                                        CONTACT:

Titanium Metals Corporation                        Mark A. Wallace
1999 Broadway, Suite 4300                          Executive Vice President &
Denver, Colorado 80202                             Chief Financial Officer
                                                    (303) 296-5615


                      TIMET ENTERS INTO NEW LABOR AGREEMENT

         DENVER,  COLORADO  .  . .  October  2,  2000  .  .  .  Titanium  Metals
Corporation ("TIMET") (NYSE:TIE) announced that the hourly workers at its Henderson, Nevada plant have ratified a new, four year collective bargaining agreement. The new contract, which is effective October 2, 2000, provides for modest increases in wages and pensions over its term. The agreement covers approximately 300 production and maintenance workers at the Nevada facility who are represented by the United Steel Workers of America (Local 4856).

         Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.


                                    * * * * *